EXHIBIT 32.2

SECTION 906 CERTIFICATION OF

 PRINCIPAL FINANCIAL OFFICER

 OF PHOENIX RISING COMPANIES

In connection with the accompanying Annual Report on Form 10-K of Phoenix Rising Companies for the year ended December 31, 2021, the undersigned, Boon Jin “Patrick” Tan, Chief Financial Officer of Phoenix Rising Companies, does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Annual Report on Form 10-K for the year ended December 31, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Annual Report on Form 10-K for the year ended December 31, 2021 fairly presents, in all material respects, the financial condition and results of operations of Phoenix Rising Companies

Date: March 31, 2022	By:	/s/ Boon Jin “Patrick” Tan
Boon Jin “Patrick” Tan
Chief Financial Officer (principal accounting officer and principal financial officer)